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                                                                EXHIBIT 10.2

                              AMENDMENT NUMBER ONE
                                       TO
                              CONSULTING AGREEMENT

        The Consulting Agreement entered into on August 25, 1994, by and between Russell Seheult, (hereinafter the "Consultant") and Nickelodeon Theater Co., Inc., is hereby amended as follows:

        WHEREAS, the name of Nickelodeon Theater Co., Inc. was changed by amendment to that corporation's Articles of Incorporation on August 25, 1995, to CinemaStar Luxury Theaters, Inc., (hereinafter the "Company"); and

        WHEREAS, the compensation under the aforementioned Consulting Agreement was increased to $52,000 per year pursuant to a resolution of the board of directors at the Company's Annual Directors Meeting held on August 23, 1996; and

        WHEREAS, the Company by and through its Board of Directors believes it to be in the best interests of the Company to extend the Consulting Agreement of Consultant;

        NOW THEREFORE, in consideration of these premises and the promises herein made, the sufficiency of which is hereby acknowledged, the parties agree as follows:

1. As an inducement for Consultant to remain engaged by Company for a period of time beyond the term specified in the Consulting Agreement of August 25, 1994, Company hereby agrees to extend the term of that Agreement for a period of five (5) years commencing upon the execution hereof by the parties, unless sooner terminated in accordance with other provisions of the Consulting Agreement that is amended hereby.

2. Paragraph 2. of the Consulting Agreement of August 25, 1994 is hereby deleted in its entirety.

3. Except for the modifications specified in this Amendment Number One, all of the remaining terms and conditions of the Consulting Agreement shall remain in full force and effect for the newly stated term of this Amendment Number One.

        IN WITNESS WHEREOF, the parties have duly executed this Amendment Number One on this fifth day of December, 1996.

"Company"                                       "Consultant"

CinemaStar Luxury Theaters, Inc.
a California corporation

By: /s/ Alan Grossberg,                          /s/ Russell Seheult
   -----------------------------                 ------------------------------
   Alan Grossberg,                               Russell Seheult
   Senior Vice President &
   Chief Operating Officer